Exhibit 99.10(a)

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated of January 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee"), of Morgan Stanley Mortgage Loan Trust 2007-2AX (the "Trust"), and acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into (a) a certain Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2006 (as amended or modified to the date hereof, the "Sale Agreement") and
(b) a certain Servicing Agreement, dated as of September 1, 2006 (as amended or modified to the date hereof, the "Servicing Agreement" and, together with the Sale Agreement, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Sale Agreement and the Servicer has agreed to service such Mortgage Loans pursuant to the terms of the Servicing Agreement;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreements and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1. Assignment and Assumption

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

      MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.



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      (b) On and as of the date hereof, immediately after giving effect to the
First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2. Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreements. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 23 of the Sale Agreement and Section 11.02 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any


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


obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.


      3. Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreements or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby restates, as of January 31, 2007 (the "Closing Date"), the representations and warranties set forth in Sections 9.01 and 9.02 of the Sale Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Sale Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such date.

      (e) The Servicer hereby restates, as of the Closing Date, the representations and warranties set forth in Articles X and XIII of the Servicing Agreement, with respect to each of the Specified Mortgage Loans it agreed to service under the Servicing Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      (f) The Servicer hereby represents and warrants to the Trustee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).


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      4. The Servicer hereby acknowledges that Wells Fargo Bank, National
Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:    121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  50981300, MSM 2007-2AX

      The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2007-2AX
            Telecopier: (410) 715-2380

      5. Amendments to the Servicing Agreement

      The parties to this Assignment hereby agree to amend the Servicing Agreement as follows:

            (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

            (b) The definition of "Eligible Account" is hereby inserted into
            Section 1.01:

      "Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody's or Fitch and one of the two highest short-term ratings of S&P, if S&P is a Rating Agency, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such


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


account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency."

            (c) The definition of "Remittance Date" in Section 1.01 is hereby amended and restated in its entirety as follows:

      "Remittance Date: No later than 1:00 p.m. New York time on the 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day) beginning with the first Remittance Date after the Closing Date."

            (d) The definition of "Servicing Fee" in Section 1.01 is hereby amended and restated in its entirety as follows:

      "Servicing Fee: With respect to each Mortgage Loan subject to this Agreement, an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the scheduled principal balance of such Mortgage Loan payable monthly. Such fee shall be payable monthly. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.03) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.03."

            (e) With respect to each Specified Mortgage Loan, the definition of "Servicing Fee Rate" in Section 1.01 is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate: 37.5 basis points (0.375%) per annum."

            (f) The second and third sentences of the first paragraph of
            Section 2.04 are amended and restated in their entirety as follows:

      "The Custodial Account shall be an Eligible Account established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured."

            (g) The second sentence of the last paragraph of Section 2.04 is amended and restated in its entirety as the following two sentences:

      "The Servicer may at its option invest the amounts on deposit in the Custodial Account in Permitted Investments. Any income from Permitted Investments paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05."

            (h) The word "and" is deleted from the end of Section 2.05(iii) of each Agreement, the word "and" is added at the end of Section 2.05(iv) of each Agreement and the following paragraph is hereby incorporated into each Agreement as new Section 2.05(v):


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


      "to reimburse itself for unreimbursed Servicing Advances and unreimbursed advances made in accordance with Section 3.03, to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (ii) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller pursuant to Section 9.03 of the Sale Agreement."

            (i) The second and third paragraphs of Section 2.16 of the Servicing Agreement are hereby amended and restated in their entirety as follows:

      "With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Purchaser, or its designee. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references the Agreement and the Purchaser's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Purchaser, or its designee, for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

      In the event that the Purchaser, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Purchaser, or its designee. In that event, the Purchaser, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Purchaser, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Purchaser, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as


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


"foreclosure property" within the meaning of section 860G(a)(8) of the Code or
(ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

            (j) The first sentence of Section 2.18 of the Servicing Agreement is hereby amended to replace the words "Business Day of each month" with the words "calendar day of each month (or, if such 10th day is not a Business Day, the following Business Day)"

            (k) The first paragraph of Section 3.02 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "Each month, no later than the 10th calendar day of each month, the Servicer shall furnish to the Master Servicer a remittance report, in the form of Exhibit II hereto (the "Remittance Report"), and such other mortgage loan level data or information as mutually agreed upon by the Servicer and the Master Servicer, in electronic format acceptable to the Master Servicer, in each case with respect to funds being remitted to the Master Servicer on the related Remittance Date."

            (l) The second paragraph of Section 3.01 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "With respect to any funds deposited in the Custodial Account after the Business Day on which such deposit was required to be made, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with such Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer."

            (m) Section 3.03 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "Advances by Servicer. On the Business Day immediately preceding each Remittance Date, the Servicer shall (a) deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 2.01, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 3.03, used by the Servicer in discharge of any such advance or (c) make advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made. The Servicer's obligation to make such advances as to any Mortgage Loan will continue through the earlier to occur of (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan or (b) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds, and Condemnation Proceeds) with respect to the


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Mortgage Loan; provided, however, that such obligation shall cease if the
Servicer, in its good faith judgment, determines that an advance would not be recoverable pursuant to Section 2.05(ii). The determination by the Servicer that an advance, if made, would be nonrecoverable, shall be evidenced by an Officer's Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination. To the extent permitted under
Section 2.05 hereof, the Servicer shall be entitled to first priority reimbursement for principal and interest advances and for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan."

            (n) Sections 4.04 and 4.05 of the Servicing Agreement are hereby deleted.

            (o) the following paragraph is hereby incorporated into the Servicing Agreement as new Section 11.01(h):

      "(h) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 13.04 and 13.05 which failure continues unremedied for a period of fourteen (14) days;"

            (p) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 12.16:

      "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Sections 13.04 and 13.05, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement. In addition, a copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents."

      (q) Section 13.03(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

            "(d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, each Seller and the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction,
            (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of


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


            any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (r) Section 13.03(f) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

            "(f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                        (i) any material modifications, extensions or waivers
                  of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                        (ii) material breaches of pool asset representations
                  or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                        (iii) information regarding new asset-backed
                  securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (g) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."

      (s) Section 13.05(a)(iv) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

            "(iv) deliver, and cause each subservicer and subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a


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      Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit 7."

      (t) Section 13.06(a) of the Servicing Agreement is hereby amended to add Sections 13.03(f) and 13.03(g) as provisions that the Subservicers must comply with to same extent as if such Subservicer were the Servicer.

      (u) The last sentence of the last paragraph of Section 13.06 of the Servicing Agreement is amended to require the Servicer to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under this Section 13.06.

      (v) Section 13.07(a)(ii) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

            "(ii) any breach by the Seller or Servicer under, or any failure by any Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Article XIII, including any failure by the Servicer to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

      (w) The word "or" is struck at the end of Section 13.07(a)(ii) of the Servicing Agreement and the following is inserted to Section 13.07(a) of the Servicing Agreement:

            "(iv) negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article XIII.

            If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

            This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (x) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 13.07(b)(i) of the Servicing Agreement:

            (y) "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

            (z) Exhibit 1 to the Servicing Agreement is hereby deleted and replaced with Exhibit II to this Assignment.

            (aa) Exhibit 7 to the Servicing Agreement is hereby deleted and replaced with Exhibit III to this Assignment.

            (bb) Exhibit 8 to the Servicing Agreement is hereby deleted and replaced with Exhibit IV to this Assignment.

            (cc) Written notice provided in compliance with Sections 13.03(d),
            (e) or (f) of the Servicing Agreement shall be substantially in the form of Exhibit V to this Assignment.

      6. Indemnification

      The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

      7. Continuing Effect

      Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their terms.

      8. Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      9. Notices

      Any notices or other communications permitted or required under the Agreements to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreements and shall be sent to the Depositor and Trustee as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020

            Attention: Morgan Stanley Mortgage Loan Trust 2007-2AX


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2007-2AX

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1511
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2007-2AX

      In the case of the Seller and the Servicer:

            IndyMac Bank, F.S.B.
            3465 E. Foothill Boulevard
            Pasadena, California 91107
            Attention: Secondary Marketing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreements.

      10. Ratification

      Except as modified and expressly amended by this Assignment, the Agreements are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      11. Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12. Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                         MORGAN STANLEY MORTGAGE CAPITAL INC.




                                         By:    /s/  VALERIE KAY
                                              ----------------------------------
                                              Name:  VALERIE KAY
                                              Title: VICE PRESIDENT


                                         MORGAN STANLEY CAPITAL I INC.



                                         By:    /s/  VALERIE KAY
                                              ----------------------------------
                                              Name:  VALERIE KAY
                                              Title: VICE PRESIDENT



                                         INDYMAC BANK, F.S.B.



                                         By:    /s/  JILL JACOBSON
                                              ----------------------------------
                                              Name:  JILL JACOBSON
                                              Title: VICE PRESIDENT



Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/  MARTIN REED
   ------------------------------------
   Name:  MARTIN REED
   Title: VICE PRESIDENT

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-2AX


By: /s/ SUSAN L. FELD
   ------------------------------------
Name:   SUSAN L. FELD
Title:  ASSISTANT VICE PRESIDENT

                                      .
                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting

------------------------------  ---------------------------------------------------------------------------------------------------
Column/Header Name                                                          Description
------------------------------  ---------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
------------------------------  ---------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
------------------------------  ---------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
------------------------------  ---------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------  ---------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------  ---------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
------------------------------  ---------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------  ---------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
------------------------------  ---------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
------------------------------  ---------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.
------------------------------  ---------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------  ---------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.
------------------------------  ---------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
------------------------------  ---------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy filing.
------------------------------  ---------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved by the courts
------------------------------  ---------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For
                                Relief Was Granted.
------------------------------  ---------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer
------------------------------  ---------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------  ---------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close
------------------------------  ---------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed
------------------------------  ---------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.
------------------------------  ---------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure
------------------------------  ---------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action
------------------------------  ---------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.
------------------------------  ---------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.
------------------------------  ---------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.

------------------------------  ---------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.
------------------------------  ---------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property from the borrower.
------------------------------  ---------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is marketed.

------------------------------  ---------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a particular price.
------------------------------  ---------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO property.

------------------------------  ---------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the Servicer.
------------------------------  ---------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.
------------------------------  ---------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale
------------------------------  ---------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
------------------------------  ---------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
------------------------------  ---------------------------------------------------------------------------------------------------


Exhibit IIA: Standard File Layout - Delinquency Reporting

------------------------------  ------------------  --------------------------
Column/Header Name                   Decimal        Format Comment
------------------------------  ------------------  --------------------------
SERVICER_LOAN_NBR
------------------------------  ------------------  --------------------------
LOAN_NBR
------------------------------  ------------------  --------------------------
CLIENT_NBR
------------------------------  ------------------  --------------------------
SERV_INVESTOR_NBR

------------------------------  ------------------  --------------------------
BORROWER_FIRST_NAME
------------------------------  ------------------  --------------------------
BORROWER_LAST_NAME
------------------------------  ------------------  --------------------------
PROP_ADDRESS
------------------------------  ------------------  --------------------------
PROP_STATE
------------------------------  ------------------  --------------------------
PROP_ZIP
------------------------------  ------------------  --------------------------
BORR_NEXT_PAY_DUE_DATE                              MM/DD/YYYY

------------------------------  ------------------  --------------------------
LOAN_TYPE
------------------------------  ------------------  --------------------------
BANKRUPTCY_FILED_DATE                               MM/DD/YYYY
------------------------------  ------------------  --------------------------
BANKRUPTCY_CHAPTER_CODE
------------------------------  ------------------  --------------------------
BANKRUPTCY_CASE_NBR
------------------------------  ------------------  --------------------------
POST_PETITION_DUE_DATE                              MM/DD/YYYY
------------------------------  ------------------  --------------------------
BANKRUPTCY_DCHRG_DISM_DATE                          MM/DD/YYYY

------------------------------  ------------------  --------------------------
LOSS_MIT_APPR_DATE                                  MM/DD/YYYY
------------------------------  ------------------  --------------------------
LOSS_MIT_TYPE
------------------------------  ------------------  --------------------------
LOSS_MIT_EST_COMP_DATE                              MM/DD/YYYY
------------------------------  ------------------  --------------------------
LOSS_MIT_ACT_COMP_DATE                              MM/DD/YYYY
------------------------------  ------------------  --------------------------
FRCLSR_APPROVED_DATE                                MM/DD/YYYY

------------------------------  ------------------  --------------------------
ATTORNEY_REFERRAL_DATE                              MM/DD/YYYY
------------------------------  ------------------  --------------------------
FIRST_LEGAL_DATE                                    MM/DD/YYYY
------------------------------  ------------------  --------------------------
FRCLSR_SALE_EXPECTED_DATE                           MM/DD/YYYY
------------------------------  ------------------  --------------------------
FRCLSR_SALE_DATE                                    MM/DD/YYYY
------------------------------  ------------------  --------------------------
FRCLSR_SALE_AMT                         2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
EVICTION_START_DATE                                 MM/DD/YYYY
------------------------------  ------------------  --------------------------
EVICTION_COMPLETED_DATE                             MM/DD/YYYY
------------------------------  ------------------  --------------------------
LIST_PRICE                              2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
LIST_DATE                                           MM/DD/YYYY
------------------------------  ------------------  --------------------------
OFFER_AMT                               2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
OFFER_DATE_TIME                                     MM/DD/YYYY
------------------------------  ------------------  --------------------------
REO_CLOSING_DATE                                    MM/DD/YYYY
------------------------------  ------------------  --------------------------
REO_ACTUAL_CLOSING_DATE                             MM/DD/YYYY
------------------------------  ------------------  --------------------------
OCCUPANT_CODE
------------------------------  ------------------  --------------------------
PROP_CONDITION_CODE
------------------------------  ------------------  --------------------------

------------------------------  ---------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.
------------------------------  ---------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.
------------------------------  ---------------------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the property based on brokers price opinion or appraisal.
------------------------------  ---------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.
------------------------------  ---------------------------------------------------------------------------------------------------
If applicable:
------------------------------  ---------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
------------------------------  ---------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop paying on a loan.   Code indicates the reason
                                why the loan is in default for this cycle.
------------------------------  ---------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.
------------------------------  ---------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed

------------------------------  ---------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment
------------------------------  ---------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim

------------------------------  ---------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company
------------------------------  ---------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company

------------------------------  ---------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By The Pool Insurer
------------------------------  ---------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company

------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD
------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed

------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment
------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim

------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE       Date FHA Part B Claim Was Filed With HUD
------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT              Amount of FHA Part B Claim Filed

------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE         Date HUD Disbursed Part B Claim Payment
------------------------------  ---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim

------------------------------  ---------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin
------------------------------  ---------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment
------------------------------  ---------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim

------------------------------  ---------------------------------------------------------------------------------------------------



------------------------------  ------------------  --------------------------
PROP_INSPECTION_DATE                                MM/DD/YYYY
------------------------------  ------------------  --------------------------
APPRAISAL_DATE                                      MM/DD/YYYY
------------------------------  ------------------  --------------------------
CURR_PROP_VAL                           2
------------------------------  ------------------  --------------------------
REPAIRED_PROP_VAL                       2

------------------------------  ------------------  --------------------------
If applicable:
------------------------------  ------------------  --------------------------
DELINQ_STATUS_CODE
------------------------------  ------------------  --------------------------
DELINQ_REASON_CODE

------------------------------  ------------------  --------------------------
MI_CLAIM_FILED_DATE                                 MM/DD/YYYY
------------------------------  ------------------  --------------------------
MI_CLAIM_AMT                                        No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
MI_CLAIM_PAID_DATE                                  MM/DD/YYYY
------------------------------  ------------------  --------------------------
MI_CLAIM_AMT_PAID                       2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
POOL_CLAIM_FILED_DATE                               MM/DD/YYYY
------------------------------  ------------------  --------------------------
POOL_CLAIM_AMT                          2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
POOL_CLAIM_PAID_DATE                                MM/DD/YYYY
------------------------------  ------------------  --------------------------
POOL_CLAIM_AMT_PAID                     2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
FHA_PART_A_CLAIM_FILED_DATE                         MM/DD/YYYY
------------------------------  ------------------  --------------------------
FHA_PART_A_CLAIM_AMT                    2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
FHA_PART_A_CLAIM_PAID_DATE                          MM/DD/YYYY
------------------------------  ------------------  --------------------------
FHA_PART_A_CLAIM_PAID_AMT               2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
FHA_PART_B_CLAIM_FILED_DATE                         MM/DD/YYYY
------------------------------  ------------------  --------------------------
FHA_PART_B_CLAIM_AMT                    2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
FHA_PART_B_CLAIM_PAID_DATE                          MM/DD/YYYY
------------------------------  ------------------  --------------------------
FHA_PART_B_CLAIM_PAID_AMT               2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------
VA_CLAIM_FILED_DATE                                 MM/DD/YYYY
------------------------------  ------------------  --------------------------
VA_CLAIM_PAID_DATE                                  MM/DD/YYYY
------------------------------  ------------------  --------------------------
VA_CLAIM_PAID_AMT                       2           No commas(,) or dollar
                                                    signs ($)
------------------------------  ------------------  --------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
          o    ASUM-     Approved Assumption
          o    BAP-      Borrower Assistance Program
          o    CO-       Charge Off
          o    DIL-      Deed-in-Lieu
          o    FFA-      Formal Forbearance Agreement
          o    MOD-      Loan Modification
          o    PRE-      Pre-Sale
          o    SS-       Short Sale
          o    MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
          o    Mortgagor
          o    Tenant
          o    Unknown
          o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
          o    Damaged
          o    Excellent
          o    Fair
          o    Gone
          o    Good
          o    Poor
          o    Special Hazard
          o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                  ---------------  --------------------------------------------
                  Delinquency      Delinquency Description
                  Code
                  ---------------  --------------------------------------------
                  001              FNMA-Death of principal mortgagor
                  ---------------  --------------------------------------------
                  002              FNMA-Illness of principal mortgagor
                  ---------------  --------------------------------------------
                  003              FNMA-Illness of mortgagor's family member
                  ---------------  --------------------------------------------
                  004              FNMA-Death of mortgagor's family member
                  ---------------  --------------------------------------------
                  005              FNMA-Marital difficulties
                  ---------------  --------------------------------------------
                  006              FNMA-Curtailment of income
                  ---------------  --------------------------------------------
                  007              FNMA-Excessive Obligation
                  ---------------  --------------------------------------------
                  008              FNMA-Abandonment of property
                  ---------------  --------------------------------------------
                  009              FNMA-Distant employee transfer
                  ---------------  --------------------------------------------

                  ---------------  --------------------------------------------
                  011              FNMA-Property problem
                  ---------------  --------------------------------------------
                  012              FNMA-Inability to sell property
                  ---------------  --------------------------------------------
                  013              FNMA-Inability to rent property
                  ---------------  --------------------------------------------
                  014              FNMA-Military Service
                  ---------------  --------------------------------------------
                  015              FNMA-Other
                  ---------------  --------------------------------------------
                  016              FNMA-Unemployment
                  ---------------  --------------------------------------------
                  017              FNMA-Business failure
                  ---------------  --------------------------------------------
                  019              FNMA-Casualty loss
                  ---------------  --------------------------------------------
                  022              FNMA-Energy environment costs
                  ---------------  --------------------------------------------
                  023              FNMA-Servicing problems
                  ---------------  --------------------------------------------
                  026              FNMA-Payment adjustment
                  ---------------  --------------------------------------------
                  027              FNMA-Payment dispute
                  ---------------  --------------------------------------------
                  029              FNMA-Transfer of ownership pending
                  ---------------  --------------------------------------------
                  030              FNMA-Fraud
                  ---------------  --------------------------------------------
                  031              FNMA-Unable to contact borrower
                  ---------------  --------------------------------------------
                  INC              FNMA-Incarceration
                  ---------------  --------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

                   ----------------  ------------------------------------------
                      Status Code    Status Description
                   ----------------  ------------------------------------------
                           09        Forbearance
                   ----------------  ------------------------------------------
                           17        Pre-foreclosure Sale Closing Plan Accepted
                   ----------------  ------------------------------------------
                           24        Government Seizure
                   ----------------  ------------------------------------------
                           26        Refinance
                   ----------------  ------------------------------------------
                           27        Assumption
                   ----------------  ------------------------------------------
                           28        Modification
                   ----------------  ------------------------------------------
                           29        Charge-Off
                   ----------------  ------------------------------------------
                           30        Third Party Sale
                   ----------------  ------------------------------------------
                           31        Probate
                   ----------------  ------------------------------------------
                           32        Military Indulgence
                   ----------------  ------------------------------------------
                           43        Foreclosure Started
                   ----------------  ------------------------------------------
                           44        Deed-in-Lieu Started
                   ----------------  ------------------------------------------
                           49        Assignment Completed
                   ----------------  ------------------------------------------
                           61        Second Lien Considerations
                   ----------------  ------------------------------------------
                           62        Veteran's Affairs-No Bid
                   ----------------  ------------------------------------------
                           63        Veteran's Affairs-Refund
                   ----------------  ------------------------------------------
                           64        Veteran's Affairs-Buydown
                   ----------------  ------------------------------------------
                           65        Chapter 7 Bankruptcy
                   ----------------  ------------------------------------------
                           66        Chapter 11 Bankruptcy
                   ----------------  ------------------------------------------
                           67        Chapter 13 Bankruptcy
                   ----------------  ------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


------------------------------- -------------------------------------------------------------------------------------  ------------
Column Name                     Description                                                                            Decimal
------------------------------- -------------------------------------------------------------------------------------  ------------
SER_INVESTOR_NBR                A value assigned by the Servicer to define a group of loans.
------------------------------- -------------------------------------------------------------------------------------  ------------
LOAN_NBR                        A unique identifier assigned to each loan by the investor.
------------------------------- -------------------------------------------------------------------------------------  ------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the
                                LOAN_NBR.
------------------------------- -------------------------------------------------------------------------------------  ------------
BORROWER_NAME                   The borrower name as received in the file.  It is not separated by first and last name.
------------------------------- -------------------------------------------------------------------------------------  ------------
SCHED_PAY_AMT                   Scheduled monthly principal and scheduled interest payment that a borrower is                2
                                expected to pay, P&I constant.
------------------------------- -------------------------------------------------------------------------------------  ------------
NOTE_INT_RATE                   The loan interest rate as reported by the Servicer.                                          4
------------------------------- -------------------------------------------------------------------------------------  ------------
NET_INT_RATE                    The loan gross interest rate less the service fee rate as reported by the Servicer.          4
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_FEE_RATE                   The servicer's fee rate for a loan as reported by the Servicer.                              4
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_FEE_AMT                    The servicer's fee amount for a loan as reported by the Servicer.                            2
------------------------------- -------------------------------------------------------------------------------------  ------------
NEW_PAY_AMT                     The new loan payment amount as reported by the Servicer.                                     2
------------------------------- -------------------------------------------------------------------------------------  ------------
NEW_LOAN_RATE                   The new loan rate as reported by the Servicer.                                               4
------------------------------- -------------------------------------------------------------------------------------  ------------
ARM_INDEX_RATE                  The index the Servicer is using to calculate a forecasted rate.                              4
------------------------------- -------------------------------------------------------------------------------------  ------------
ACTL_BEG_PRIN_BAL               The borrower's actual principal balance at the beginning of the processing cycle.            2
------------------------------- -------------------------------------------------------------------------------------  ------------
ACTL_END_PRIN_BAL               The borrower's actual principal balance at the end of the processing cycle.                  2
------------------------------- -------------------------------------------------------------------------------------  ------------
BORR_NEXT_PAY_DUE_DATE          The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_CURT_AMT_1                 The first curtailment amount to be applied.                                                  2
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_CURT_DATE_1                The curtailment date associated with the first curtailment amount.
------------------------------- -------------------------------------------------------------------------------------  ------------
CURT_ADJ_ AMT_1                 The curtailment interest on the first curtailment amount, if applicable.                     2
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_CURT_AMT_2                 The second curtailment amount to be applied.                                                 2
------------------------------- -------------------------------------------------------------------------------------  ------------



Exhibit IIC: Standard File Layout - Master Servicing


------------------------------- ------------------------------------------------------------------------  --------------
Column Name                     Format Comment                                                            Max Size
------------------------------- ------------------------------------------------------------------------  --------------
SER_INVESTOR_NBR                Text up to 10 digits                                                                 20
------------------------------- ------------------------------------------------------------------------  --------------
LOAN_NBR                        Text up to 10 digits                                                                 10
------------------------------- ------------------------------------------------------------------------  --------------
SERVICER_LOAN_NBR               Text up to 10 digits                                                                 10

------------------------------- ------------------------------------------------------------------------  --------------
BORROWER_NAME                   Maximum length of 30 (Last, First)                                                   30

------------------------------- ------------------------------------------------------------------------  --------------
SCHED_PAY_AMT                   No commas(,) or dollar signs ($)                                                     11

------------------------------- ------------------------------------------------------------------------  --------------
NOTE_INT_RATE                   Max length of 6                                                                       6
------------------------------- ------------------------------------------------------------------------  --------------
NET_INT_RATE                    Max length of 6                                                                       6
------------------------------- ------------------------------------------------------------------------  --------------
SERV_FEE_RATE                   Max length of 6                                                                       6
------------------------------- ------------------------------------------------------------------------  --------------
SERV_FEE_AMT                    No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
NEW_PAY_AMT                     No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
NEW_LOAN_RATE                   Max length of 6                                                                       6
------------------------------- ------------------------------------------------------------------------  --------------
ARM_INDEX_RATE                  Max length of 6                                                                       6
------------------------------- ------------------------------------------------------------------------  --------------
ACTL_BEG_PRIN_BAL               No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
ACTL_END_PRIN_BAL               No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
BORR_NEXT_PAY_DUE_DATE          MM/DD/YYYY                                                                           10

------------------------------- ------------------------------------------------------------------------  --------------
SERV_CURT_AMT_1                 No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SERV_CURT_DATE_1                MM/DD/YYYY                                                                           10
------------------------------- ------------------------------------------------------------------------  --------------
CURT_ADJ_ AMT_1                 No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SERV_CURT_AMT_2                 No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------

SERV_CURT_DATE_2                The curtailment date associated with the second curtailment amount.
------------------------------- -------------------------------------------------------------------------------------  ------------
CURT_ADJ_ AMT_2                 The curtailment interest on the second curtailment amount, if applicable.                    2
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_CURT_AMT_3                 The third curtailment amount to be applied.                                                  2
------------------------------- -------------------------------------------------------------------------------------  ------------
SERV_CURT_DATE_3                The curtailment date associated with the third curtailment amount.
------------------------------- -------------------------------------------------------------------------------------  ------------
CURT_ADJ_AMT_3                  The curtailment interest on the third curtailment amount, if applicable.                     2
------------------------------- -------------------------------------------------------------------------------------  ------------
PIF_AMT                         The loan "paid in full" amount as reported by the Servicer.                                  2
------------------------------- -------------------------------------------------------------------------------------  ------------
PIF_DATE                        The paid in full date as reported by the Servicer.
------------------------------- -------------------------------------------------------------------------------------  ------------


ACTION_CODE                     The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.

------------------------------- -------------------------------------------------------------------------------------  ------------
INT_ADJ_AMT                     The amount of the interest adjustment as reported by the Servicer.                           2
------------------------------- -------------------------------------------------------------------------------------  ------------
SOLDIER_SAILOR_ADJ_AMT          The Soldier and Sailor Adjustment amount, if applicable.                                     2
------------------------------- -------------------------------------------------------------------------------------  ------------
NON_ADV_LOAN_AMT                The Non Recoverable Loan Amount, if applicable.                                              2
------------------------------- -------------------------------------------------------------------------------------  ------------
LOAN_LOSS_AMT                   The amount the Servicer is passing as a loss, if applicable.                                 2
------------------------------- -------------------------------------------------------------------------------------  ------------
SCHED_BEG_PRIN_BAL              The scheduled outstanding principal amount due at the beginning of the cycle date            2
                                to be passed through to investors.
------------------------------- -------------------------------------------------------------------------------------  ------------
SCHED_END_PRIN_BAL              The scheduled principal balance due to investors at the end of a processing cycle.           2
------------------------------- -------------------------------------------------------------------------------------  ------------
SCHED_PRIN_AMT                  The scheduled principal amount as reported by the Servicer for the current cycle --          2
                                only applicable for Scheduled/Scheduled Loans.
------------------------------- -------------------------------------------------------------------------------------  ------------
SCHED_NET_INT                   The scheduled gross interest amount less the service fee amount for the current              2
                                cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.
------------------------------- -------------------------------------------------------------------------------------  ------------
ACTL_PRIN_AMT                   The actual principal amount collected by the Servicer for the current reporting              2
                                cycle -- only applicable for Actual/Actual Loans.
------------------------------- -------------------------------------------------------------------------------------  ------------
ACTL_NET_INT                    The actual gross interest amount less the service fee amount for the current                 2
                                reporting cycle as reported by the Servicer -- only applicable for Actual/Actual
                                Loans.
------------------------------- -------------------------------------------------------------------------------------  ------------
PREPAY_PENALTY_ AMT             The penalty amount received when a borrower prepays on his loan as reported by the           2
                                Servicer.
------------------------------- -------------------------------------------------------------------------------------  ------------



SERV_CURT_DATE_2                MM/DD/YYYY                                                                           10
------------------------------- ------------------------------------------------------------------------  --------------
CURT_ADJ_ AMT_2                 No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SERV_CURT_AMT_3                 No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SERV_CURT_DATE_3                MM/DD/YYYY                                                                           10
------------------------------- ------------------------------------------------------------------------  --------------
CURT_ADJ_AMT_3                  No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
PIF_AMT                         No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
PIF_DATE                        MM/DD/YYYY                                                                           10
------------------------------- ------------------------------------------------------------------------  --------------
                                Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF,                             2
                                63=Substitution, 65=Repurchase,70=REO
ACTION_CODE


------------------------------- ------------------------------------------------------------------------  --------------
INT_ADJ_AMT                     No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SOLDIER_SAILOR_ADJ_AMT          No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
NON_ADV_LOAN_AMT                No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
LOAN_LOSS_AMT                   No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SCHED_BEG_PRIN_BAL              No commas(,) or dollar signs ($)                                                     11

------------------------------- ------------------------------------------------------------------------  --------------
SCHED_END_PRIN_BAL              No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------
SCHED_PRIN_AMT                  No commas(,) or dollar signs ($)                                                     11

------------------------------- ------------------------------------------------------------------------  --------------
SCHED_NET_INT                   No commas(,) or dollar signs ($)                                                     11

------------------------------- ------------------------------------------------------------------------  --------------
ACTL_PRIN_AMT                   No commas(,) or dollar signs ($)                                                     11

------------------------------- ------------------------------------------------------------------------  --------------
ACTL_NET_INT                    No commas(,) or dollar signs ($)                                                     11


------------------------------- ------------------------------------------------------------------------  --------------
PREPAY_PENALTY_ AMT             No commas(,) or dollar signs ($)                                                     11

------------------------------- ------------------------------------------------------------------------  --------------

PREPAY_PENALTY_ WAIVED          The prepayment penalty amount for the loan waived by the servicer.                           2
------------------------------- -------------------------------------------------------------------------------------  ------------

------------------------------- -------------------------------------------------------------------------------------  ------------
MOD_DATE                        The Effective Payment Date of the Modification for the loan.
------------------------------- -------------------------------------------------------------------------------------  ------------
MOD_TYPE                        The Modification Type.
------------------------------- -------------------------------------------------------------------------------------  ------------
DELINQ_P&I_ADVANCE_AMT          The current outstanding principal and interest advances made by Servicer.                    2
------------------------------- -------------------------------------------------------------------------------------  ------------



PREPAY_PENALTY_ WAIVED          No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------

------------------------------- ------------------------------------------------------------------------  --------------
MOD_DATE                        MM/DD/YYYY                                                                           10
------------------------------- ------------------------------------------------------------------------  --------------
MOD_TYPE                        Varchar - value can be alpha or numeric                                              30
------------------------------- ------------------------------------------------------------------------  --------------
DELINQ_P&I_ADVANCE_AMT          No commas(,) or dollar signs ($)                                                     11
------------------------------- ------------------------------------------------------------------------  --------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

            (dd)

            (ee) The numbers on the 332 form correspond with the numbers listed below.

            Liquidation and Acquisition Expenses:
            -------------------------------------
            1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
            3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            4-12. Complete as applicable. Required documentation:
                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history showing all payments
                  * REO repairs > $1500 require explanation * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
                  * Unusual or extraordinary items may require further documentation. 13. The total of lines 1 through 12.

            (ff)  Credits:

            14-21. Complete as applicable. Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
                  * Copy of EOB for any MI or gov't guarantee
                  * All other credits need to be clearly defined on the 332 form
            22.   The total of lines 14 through 21.

            Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental
                          proceeds.

               Total Realized Loss (or Amount of Any Gain)
               -------------------------------------------
            23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

        Prepared by:  __________________              Date:  _______________
        Phone:  ______________________   Email Address:_____________________

--------------------  -------------------------  ------------------------------
|Servicer Loan No. |  | Servicer Name          | |   Servicer Address          |
|                  |  |                        | |                             |
--------------------  -------------------------  ------------------------------

   WELLS FARGO BANK, NATIONAL ASSOCIATION Loan No.______________________

   Borrower's Name: _________________________________________________________
   Property Address: ________________________________________________________

   Liquidation Type: REO Sale    3rd Party Sale    Short Sale     Charge Off

   Was this loan granted a Bankruptcy deficiency or cramdown    Yes      No
   If "Yes", provide deficiency or cramdown amount __________________________


Liquidation and Acquisition Expenses:
(1)    Actual Unpaid Principal Balance of Mortgage Loan   $______________  (1)
(2)    Interest accrued at Net Rate                        ______________  (2)
(3)    Accrued Servicing Fees                              ______________  (3)
(4)    Attorney's Fees                                     ______________  (4)
(5)    Taxes (see page 2)                                  ______________  (5)
(6)    Property Maintenance                                ______________  (6)
(7)    MI/Hazard Insurance Premiums (see page 2)           ______________  (7)
(8)    Utility Expenses                                    ______________  (8)
(9)    Appraisal/BPO                                       ______________  (9)
(10)   Property Inspections                                ______________  (10)
(11)   FC Costs/Other Legal Expenses                       ______________  (11)
(12)   Other (itemize)                                     ______________  (12)
              Cash for Keys__________________________      ______________  (12)
              HOA/Condo Fees_______________________        ______________  (12)
              ______________________________________       ______________  (12)

              Total Expenses                              $ _____________  (13)
Credits:
(14)   Escrow Balance                                     $ _____________  (14)
(15)   HIP Refund                                          ______________  (15)
(16)   Rental Receipts                                     ______________  (16)
(17)   Hazard Loss Proceeds                                ______________  (17)
(18)   Primary Mortgage Insurance / Gov't Insurance        ______________  (18a)
HUD Part A
                                                           ______________  (18b)
HUD Part B

(19)   Pool Insurance Proceeds                             ______________  (19)
(20)   Proceeds from Sale of Acquired Property             ______________  (20)
(21)   Other (itemize)                                     ______________  (21)
       _________________________________________           ______________  (21)

       Total Credits                                      $______________  (22)
Total Realized Loss (or Amount of Gain)                   $______________  (23)

Escrow Disbursement Detail

-----------   -----------   -----------   -----------   -----------   -----------   -----------
   Type        Date Paid     Period of    Total Paid    Base Amount    Penalties     Interest
(Tax /Ins.)                  Coverage
-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------


-----------   -----------   -----------   -----------   -----------   -----------   -----------

                                  EXHIBIT III
                         FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

   (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

   (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

   (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

   (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

   (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                            Date:_____________________________


                                            By:  _____________________________
                                                 Name:
                                                 Title:

                                          EXHIBIT IV

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                                 General Servicing Considerations
-------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any               X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to              X
                   third parties, policies and procedures are instituted to
                   monitor the third party's performance and compliance with
                   such servicing activities.
-------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in               X
                   effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of
                   the transaction agreements.
-------------------------------------------------------------------------------------------------
                                Cash Collection and Administration
-------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the                   X
                   appropriate custodial bank accounts and related bank
                   clearing accounts no more than two business days following receipt, or such other number of days specified in the
                   transaction agreements.
-------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an                X
                   obligor or to an investor are made only by authorized
                   personnel.
-------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash         X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as cash
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g.,
                   with respect to commingling of cash) as set forth in the
                   transaction agreements.                                             X
-------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured         X
                   depository institution as set forth in the transaction
                   agreements.  For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
                   Securities Exchange Act.
-------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent                    X
                   unauthorized access.
-------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all             X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate; (B)
                   prepared within 30 calendar days after the bank statement
                   cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling
                   items are resolved within 90 calendar days of their
                   original identification, or such other number of
                   days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                                Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the          X
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements.   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms
                   set forth in the transaction agreements; (B) provide
                   information calculated in accordance with the terms
                   specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
                   and (D) agree with investors' or the trustee's records as
                   to the total unpaid principal balance and number of
                   mortgage loans serviced by the Servicer.
-------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in              X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction
                   agreements.                                                         X
-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports
                   agree with cancelled checks, or other form of payment, or
                   custodial bank statements.                                          X
-------------------------------------------------------------------------------------------------
                                    Pool Asset Administration
-------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as           X
                   required by the transaction agreements or related mortgage loan documents.
-------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as
                   required by the transaction agreements                              X
-------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool          X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.
-------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in          X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                   allocated to principal, interest or other items (e.g.,
                   escrow) in
                   accordance with the related mortgage loan documents.
-------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree           X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.
-------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's         X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.
-------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance              X
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are
                   initiated, conducted and
                   concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained               X
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements.  Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                   is deemed temporary (e.g., illness or unemployment).
-------------------------------------------------------------------------------------------------
1122( d)(4)(ix)    Adjustments to interest rates or rates of return for                X
                   mortgage loans with variable rates are computed based on
                   the related mortgage loan documents.
-------------------------------------------------------------------------------------------------
1122( d)(4)(x)     Regarding any funds held in trust for an obligor (such as           X
                   escrow accounts):  (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents, on
                   at least an annual basis, or such other period specified in the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and
                   (C) such funds are returned to the obligor within 30
                   calendar days of full repayment of the related mortgage
                   loans, or such other number of days specified
                   in the transaction agreements.
-------------------------------------------------------------------------------------------------
1122( d)(4)(xi)    Payments made on behalf of an obligor (such as tax or               X
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30
                   calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment           X
                   to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted               X
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
                   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are           X
                   recognized and recorded in accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------

                                            [INDYMAC BANK, F.S.B.]
                                            [NAME OF SUBSERVICER]


                                            Date:_____________________________


                                            By:  _____________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT V


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: cts.sec.notifications@wellsfargo.com
Attn: Corporate Trust Services - MSM 2007-2AX - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Sale and Servicing Agreement, dated as of December 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, IndyMac Bank, F.S.B., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                            [NAME OF PARTY]

                                            as [role]


                                            By: __________________

                                                Name:

                                                Title: